UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               ------------------

       Date of Report (Date of earliest event reported): November 14, 1997

                               ------------------



                             LIFERATE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


 Minnesota                          0-25530                     41-1682994
(State or other jurisdiction      (Commission                 (IRS employer
 of incorporation)                file number)              identification no.)



                  7210 Metro Boulevard, Edina, Minnesota 55439
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (612) 844-0599

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         On November 14, 1997, LifeRate Systems, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P. (collectively, the "Funds") and the other purchasers named in the Purchase Agreement (the Funds and such other purchasers are collectively referred to herein as the "Purchasers"), pursuant to which the Company agreed to sell for cash up to 9,000,000 shares (the "Shares") of common stock, no par value (the "Common Stock") of the Company at prices ranging from $.50 to $.56 per share and warrants (the "Warrants") to purchase up to 9,000,000 shares of Common Stock, as well as an additional 104,000 Shares and Warrants for cancellation of certain indebtedness (the "Financing"). The Warrants are exercisable for a period of 10 years at a price of $1.50 per share, subject to adjustment as provided in the Warrants. The first closing under the Purchase Agreement was held on November 14, 1997, at which the Company sold an aggregate of 2,500,000 Shares at a price of $.50 per share and issued an aggregate of 2,500,000 Warrants to the Funds for an aggregate purchase price of $1,250,000 and an aggregate of 104,000 Shares and Warrant for the cancellation of $52,000 of indebtedness (the "First Closing"). The interim closing called for under the Purchase Agreement was held on November 21, 1997, at which the Company sold an additional 1,790,000 Shares at a price of $.56 per share and issued an additional 1,790,000 Warrants to purchasers other than the Funds for an aggregate purchase price of $1,002,400. The Shares and Warrants acquired by the Funds in these transactions constitute "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 45.6% of the Company's Common Stock as of November 21, 1997.

         The Shares and Warrants were offered pursuant to the Selling Agency Agreement (the "Selling Agency Agreement") dated as of September 2, 1997, and as amended as of November 14, 1997, by and between the Company and Miller Johnson & Kuehn Incorporated ("MJK"). The Selling Agency Agreement provides that MJK is to receive a commission of 10% of the purchase price of the Shares sold to Purchasers other than the Funds and is to receive a non-accountable expense allowance equal to 1% of the purchase price of Shares on which it is paid a commission. Accordingly, the Company paid MJK commissions of $100,240 and a non-accountable expense allowance of $10,024 with respect to the 1,790,000 Shares and Warrants sold at the interim closing. In addition, the Company paid the fees of counsel to MJK, as well as the Funds.

         The Purchase Agreement also provides that, in the event the Company fulfills certain conditions by January 15, 1998 (the "Second Closing Conditions"), the Company will sell to the Funds and other Purchasers an additional 4,500,000 Shares and Warrants to purchase 4,500,000 shares of Common Stock at a purchase price of between $.50 and $.56 per share on or before January 31, 1998 (the "Second Closing"). The Second Closing Conditions include
(a) the approval by the shareholders of the Company of an amendment to the Company's Articles of Incorporation to increase the total number of authorized shares of Common Stock to an aggregate of 75,000,000 and (b) the attainment by the Company no later than January 15, 1998, of the following milestones: (i) the Company's revenues derived from the sale of existing or new systems during the period from October 1, 1997, through January 15, 1998, shall be at least $200,000; (ii) the Company shall have executed letters of intent and/or sales contracts, each with a minimum value of $5,000, with at least five new (excluding current or previous) customers for the sale of any existing or new systems during the period from October 1, 1997 through January 15, 1998; and
(iii) the Company shall have made generally available for sale a commercially marketable entry level cardiac cath lab product designed to support the data requirements of the American College of Cardiology, with a sales price range of $5,000-$15,000. If the Second Closing Conditions are met, the Funds will be obligated to purchase 2,500,000 Shares at a price of $.50 per share and 2,500,000 Warrants for an aggregate purchase price of $1,250,000.

         In October 1997, eight of the Company's non-employee directors loaned the Company an aggregate of $46,200 in order for the Company to continue operations pending completion of the Financing. A total of $40,425 was repaid, without interest, to seven of these non-employee directors from the proceeds of the First Closing, and the balance of $5,775 was converted into 11,550 shares of Common Stock at a price of $.50 per share.

         In October and November 1997, MJK and principals of MJK loaned the Company an aggregate of $258,000 in order for the Company to continue operations pending completion of the Financing. A total of $206,000 was repaid, without interest, to MJK from the proceeds of the First Closing, and the balance of $52,000 was converted into 104,000 Shares and 104,000 Warrants in the first closing at a price of $.50 per share.

         As a condition to the First Closing, the Company's board of directors (the "Board") was reduced from ten directors to five directors, and all of the non-employee directors of the Company, other than Daniel Pelak and Kevin Roberg, resigned from the Board. In addition, all of the non-employee directors of the Company agreed to cancel all options or warrants to purchase shares of Common Stock held by them (except for certain options to purchase an aggregate of 236,333 shares held by APF, LLC ("APF") and Dr. Anthony P. Furnary ("Furnary") and options to purchase 10,000 shares, exercisable at $1.00 per share held by each of William W. Chorske and William Knopf, M.D.). Under the Purchase Agreement, the Company has also agreed, so long as the Purchasers own or have the right to acquire at least 20% of the then outstanding shares of Common Stock, that (a) the Company shall maintain the number of directors who constitute the Board of Directors at five; (b) so long as the Funds own at least 2.5% of the then outstanding shares of Common Stock, the Company shall maintain on the Board one director nominee to be designated by the Funds; and (c) for a period of three years from the date of the Purchase Agreement, the Company shall maintain on the Board of Directors one director nominee to be designated by MJK, which nominee is to be mutually acceptable to the Company and MJK (the "MJK Director").

         The Company agreed to a number of covenants under the Purchase Agreement. So long as the Purchasers own or have the right to acquire at least 20% of the outstanding shares of Common Stock, the Company has agreed not to do any of the following without the consent of the Funds and the MJK Director: (a) sell Common Stock or any rights or securities convertible into or exercisable or exchangeable for Common Stock at a purchase, exercise or conversion price, as the case may be, of less than $1.00 per share of Common Stock for a period of three years from the date of the Purchase Agreement; (b) issue any securities senior to the Common Stock; (c) effect any reclassification, capital reorganization or other change of outstanding shares of capital stock of the Company; (d) merge, consolidate or enter into any other business combination of the Company with or into another entity (other than a merger of a wholly owned subsidiary, in which merger the Company shall be the surviving entity); (e) sell, lease or otherwise dispose of all or substantially all of its assets; or
(f) liquidate, dissolve or wind-up the Company.

         All of the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are "restricted stock," as defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Shares and Warrant Shares have certain demand and "piggyback" registration rights under the Securities Act and the rules and regulations promulgated thereunder as more particularly set forth in Section 4 of the Purchase Agreement and the Company has agreed not to grant any registration or similar rights for a period of three years. The Company is required to file a Registration Statement under the Securities Act by December 14, 1997 registering the resale of the Shares and Warrant Shares issued on November 14, 1997 and November 21, 1997. The Company will also be required to register the resale of any Shares and Warrant Shares issued in subsequent closings.

         As conditions to the First Closing, the Company also amended certain agreements between the Company and various third parties, including (a) Medtronic, Inc. ("Medtronic"); (b) The Atlanta Cardiology Group, P.C. ("ACG");
(c)APF and Furnary; (d) the holders of the Company's Convertible Promissory Notes, dated July 21, 1997, in the aggregate principal amount of $500,000 (the "July Bridge Notes"); and (e) the employment agreement with David J. Chinsky, the Company's President and Chief Executive Officer. These amendments are described below.

         MEDTRONIC, INC. The Company's Convertible Promissory Note, dated May 12, 1997, in the principal amount of $1,000,000 held by Medtronic (the "Medtronic Note") was amended to provide that: (a) no interest will accrue thereunder and accrued interest will be forfeited; (b) principal will not become due until May 12, 2002; (c) the conversion price of the Medtronic Note is $1.50 per share; and (d) the Company will not be obligated to issue any additional warrants to Medtronic under the Medtronic Note. The warrant, dated May 12, 1997, to purchase 100,000 shares of Common Stock held by Medtronic (the "Medtronic Warrant") was amended to provide that the exercise price is $.50 per share and that there was no other adjustment to the exercise price or the number of shares covered by the Medtronic Warrant as a result of the transactions contemplated by or required to be completed in connection with the Purchase Agreement. In addition, Medtronic waived the restrictions on registration rights contained in Section 8.4 of the Investment Agreement, dated December 26, 1995, waived its right of first refusal to purchase Shares or acquire Warrants, agreed not to exercise and to otherwise waive any of its registration rights until January 1, 2000, waived its superior position with respect to an underwriter's cutback of piggyback registration rights and waived its right of first refusal on the sale of the Company in certain circumstances.

         THE ATLANTA CARDIOLOGY GROUP, P.C. The Company's Convertible Subordinated Note, dated March 28, 1997, in the principal amount of $2,250,000 held by ACG (the "ACG Note") was amended to provide that no interest will accrue thereunder and that any accrued interest shall be forfeited. In addition, ACG agreed that there was no adjustment to the conversion price of the ACG Note or the number of shares issuable upon conversion of the ACG Note as a result of the transactions contemplated by or required to be completed in connection with the Purchase Agreement. ACG also agreed not to exercise and to otherwise waive any of its registration rights prior to January 1, 2000 and waived its right to designate a person to attend meetings of the Board.

         APF, LLC AND ANTHONY P. FURNARY, M.D. The Consulting Agreement, dated March 25, 1997, between the Company and Furnary was terminated, and the Company's obligation to make milestone royalty payments under the Modification Agreement, dated March 25, 1997, in the aggregate amount of $450,000 was terminated. The Non-Statutory Stock Option Agreement, dated March 4, 1997, between the Company and APF covering 550,000 shares of Common Stock was amended to reduce the number of shares to 200,000 and the exercise price to $1.00 per share. APF and Furnary also agreed (a) not to exercise and to otherwise waive any of their registration rights under the foregoing option or the other options held by them to purchase an aggregate of an additional 36,333 shares until January 1, 2000; (b) not to sell or otherwise transfer any shares of Common Stock purchased upon exercise of any of such options prior to January 1, 2000; and (c) that there was no other adjustment to the exercise price of such options or the number of shares issuable upon exercise thereof as a result of the transactions contemplated by or required to be completed in connection with the Purchase Agreement. Furnary also waived his right under the Master Agreement, dated March 25, 1997, to be nominated for election to the Company's Board of Directors and agreed that his observer status is only exercisable by him personally.

         JULY 1997 BRIDGE NOTES. The holders of the July Bridge Notes and the warrants issued in connection with the issuance of the July Bridge Notes (the "July Bridge Warrants") agreed to convert all principal due under such notes into shares of Common Stock at a conversion price of $2.00 per share, in full satisfaction and discharge of such notes. Such holders also agreed that the Company has no obligation to (a) pay cash or issue any shares of Common Stock with respect to interest on the July Bridge Notes; or (b) issue any additional warrants thereunder. The July Bridge Warrants have been amended to provide that the exercise price is $2.00 per share and that there was no other adjustment to the exercise price of such warrants or the number of shares issuable upon exercise thereof as a result of the transactions contemplated by or required to be completed in connection with the Purchase Agreement. Holders of the July Bridge Notes further agreed not to exercise and to otherwise waive any of their registration rights prior to January 1, 2000.

         AMENDMENT OF EMPLOYMENT AGREEMENT AND GRANT OF OPTIONS. The Employment Agreement between David Chinsky and the Company, dated August 18, 1997, was amended such that: (a) the transactions contemplated by the Purchase Agreement did not trigger a Change in Control (as defined in the Employment Agreement); (b) bonuses payable to Mr. Chinsky will be payable, at the option of the Company, in cash or shares of Common Stock; (c) the payment of a certain bonus in the amount of $108,000 was accelerated and (d) all prior stock options granted to Mr. Chinsky were canceled and Mr. Chinsky was granted a replacement option to purchase 650,000 shares of Common Stock at a price of $.50 per share.

         Additional information concerning the Shares and the Warrants is contained in the Purchase Agreement, the form of which is an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.  Not applicable.

(c)      Exhibits.


    Exhibit No.     Description                                                 Method
    -----------     -----------                                                 ------
    10.1            Securities Purchase Agreement, dated as of              Filed herewith.
                    November 14, 1997, among the Company and the
                    Purchasers. Omitted from this Exhibit, as filed,
                    are the exhibits and schedules referenced in such
                    agreement. The Company will furnish supplementally
                    a copy of any such exhibits and schedules to the
                    Commission upon request.

    10.2            Form of Warrant to Purchase common stock of the         Filed herewith.
                    Company.

    10.3            Letter Agreement, dated November 10, 1997, among        Filed herewith.
                    the Company, APF, LLC and Anthony P. Furnary, M.D.

    10.4            Letter Agreement, dated November 10, 1997, between      Filed herewith.
                    the Company and the Atlanta Cardiology Group, P.C.

    10.5            Letter Agreement, dated November 10, 1997, between      Filed herewith.
                    the Company and Medtronic, Inc.



    Exhibit No.     Description                                                 Method
    -----------     -----------                                                 ------

    10.6            Employment Agreement, dated August 18, 1997, between    Filed herewith.
                    the Company and David J. Chinsky.

    10.7            Amendment to Employment Agreement, dated November       Filed herewith.
                    13, 1997, between the Company and David J. Chinsky.

    10.8            Non-statutory Stock Option Agreement, dated November    Filed herewith.
                    13, 1997, between the Company and David J. Chinsky.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      LIFERATE SYSTEMS, INC.
                                      (Registrant)



                                         /s/ David J. Chinsky
                                      ------------------------------------------
                                      By:  David J. Chinsky
                                      Its: President and Chief Executive Officer


Dated:   November 25, 1997

                                INDEX TO EXHIBITS


    Exhibit No.     Description                                                 Method
    -----------     -----------                                                 ------
    10.1            Securities Purchase Agreement, dated as of              Filed herewith.
                    November 14, 1997, among the Company and the
                    Purchasers. Omitted from this Exhibit, as filed,
                    are the exhibits and schedules referenced in such
                    agreement. The Company will furnish supplementally
                    a copy of any such exhibits and schedules to the
                    Commission upon request.

    10.2            Form of Warrant to Purchase common stock of the         Filed herewith.
                    Company.

    10.3            Letter Agreement, dated November 10, 1997, among the    Filed herewith.
                    Company, APF, LLC and Anthony P. Furnary, M.D.

    10.4            Letter Agreement, dated November 10, 1997, between      Filed herewith.
                    the Company and the Atlanta Cardiology Group, P.C.

    10.5            Letter Agreement, dated November 10, 1997, between      Filed herewith.
                    the Company and Medtronic, Inc.

    10.6            Employment Agreement, dated August 18, 1997, between    Filed herewith.
                    the Company and David J. Chinsky.

    10.7            Amendment to Employment Agreement, dated November       Filed herewith.
                    13, 1997, between the Company and David J. Chinsky.

    10.8            Non-statutory Stock Option Agreement, dated November    Filed herewith.
                    13, 1997, between the Company and David J. Chinsky.